united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2023

Item 1. Reports to Stockholders.

Institutional Short Duration

Government Bond Fund

TWSGX

Annual Report

December 31, 2023

Advised by: TransWestern Capital Advisors, LLC 37 Bellevue Avenue Newport, RI 02840 (303) 864-1213 Subadvised by: Loomis, Sayles & Company, L.P. One Financial Center Boston, MA 02111

Tel. (800) 997-0718

www.TransWesternFunds.com

Market Conditions:

2023 Annual Shareholder Letter (Unaudited):

The bond market finished 2023 with positive total returns, but the favorable end result obscures the elevated volatility that occurred along the way. For most of the year, bonds were under pressure from concerns about persistent inflation and the US Federal Reserve’s (the “Fed”) continued interest rate increases. As late as October, the headline US investment-grade bond indexes were in negative territory on a year-to-date basis amid worries that the Fed would have to keep interest rates “higher for longer.”

This backdrop changed considerably in November and December, as the concerns that had weighed on the market throughout 2023 dissipated rapidly. Inflation continued to decline unabated, despite concerns from rising oil prices in the third quarter. In November, the headline Consumer Price Index came in at inflation rates not seen since early 2021. With inflation receding, the markets grew comfortable with the idea that the Fed was finished raising rates. In December, Fed Chairman Jerome Powell added to the upbeat tone with comments suggesting that rate cuts could begin as early as the first half of 2024. Bond prices took another leg higher in response, erasing all of the previous losses and helping the fixed-income market close with solid gains for the full year. Income also made a meaningful contribution to total returns thanks to the increase in yields over the past two years.

US Treasurys registered gains on the year, albeit with unusually high volatility brought about by the shifting interest-rate outlook. The yield on the two-year note, which came into 2023 at 4.41%, rose as high as 5.19% in mid-October before falling sharply to finish December at 4.23%. The ten-year issue took a similar path, moving from 3.88% at the end of 2022 to 4.99% in October and ultimately closing at the same 3.88% level where it began. The yield curve remained inverted for all of 2023, meaning that short-term debt offered higher yields than longer-term issues – an unusual condition that is often seen as a precursor to a recession. However, the extent of the inversion gradually receded from its July high over the remainder of the year.

Securitized assets produced largely positive total returns in 2023. Headwinds facing the commercial real estate sector emerged in the first half of 2023, negatively impacting non-agency commercial mortgage-backed securities’ performance for the full year. Generally, the higher-yielding securitized credit sectors performed best. A challenging supply-and-demand backdrop negatively impacted agency mortgage-backed securities (MBS) as elevated levels of interest-rate volatility continued and historically large buyers of agency MBS (banks and the US Federal Reserve) pulled back from the market. Still, agency MBS outperformed US Treasuries for the year

Performance Results:

During the year ended December 31, 2023, the TransWestern Institutional Short Duration Government Bond Fund (the “Fund”) returned 4.40% which was approximately 77 basis points lower than its benchmark, the 50% Barclays Short Treasury 50% Barclays MBS Index, which returned 5.17% over the same period.

Explanation of Fund Performance:

Yield curve effects had a positive impact on 2023 performance, while bond selection and sector allocation decisions detracted.

Our underweight allocation to Agency MBS detracted the most from excess return. Both sector allocation and security selection detracted in this space. Security selection within Agency CMBS and CMOs were both positive. The Fund’s slight overweight to US Treasurys as compared to its benchmark detracted.

Outlook:

The Federal Reserve elected to hold the fed funds rates steady at 5.25% throughout the fourth quarter, although forward guidance shifted from a hawkish to a dovish tone, as inflation surprised to the downside and softer economic data increased the odds of achieving the elusive “soft landing”. In our view, the shift in tone caused market sentiment to dramatically reverse course; yields fell sharply while spreads tightened. Yields on the 10-year Treasury peaked at just over 5% in late-October before falling over 110 bps to 3.88% by year-end. Market expectations for any additional hikes seemingly disappeared, while expectations for easing monetary policy rose and were pulled forward into early 2024. Current pricing reflects 150 bps of anticipated cuts in the next 12 months, equivalent to three additional hikes on top of what is reflected in the Fed’s Summary of Economic Projections. The yield curve steepened but remained inverted during the quarter, with higher yields on shorter maturity Treasurys relative to longer-dated notes and bonds.

We continue to hold the view that we are in the late expansion phase of the credit cycle, with a significant probability of either a softer landing or more meaningful slowdown (i.e. downturn) sometime over the next 6-9 months. Corporate balance sheets have deteriorated, but from a very strong starting point; profit margins could continue to be pressured amid higher input costs, tighter credit conditions, and a slowdown in de-leveraging trends. We believe a relatively healthy middle class consumer and resilient labor market should prevent the economy from entering into a severe recession in this cycle.

We remain concerned about the lagged effects of significant monetary tightening, globally. This has come through traditional monetary policy tightening, including some central bank asset sales and/or balance sheet run-off, and covers many developed and emerging economies across the globe. Notable exceptions on the policy tightening side include the Bank of Japan, where policy remains very accommodative, and the Bank of China, where weakness in the Chinese property sector in particular remains a concern. We also remain concerned about potential exogenous shocks to growth, possibly emanating from the ongoing conflict in the Middle East.

We continue to favor spread sectors, such as securitized mortgage assets.

While the strategy continues to hold commercial mortgage backed securities (CMBS), the exposure is typically on the low end of our risk range relative to benchmark. When opportunities arise within CMBS we tend to favor senior parts of the capital stack.

This commentary is provided for informational purposes only and should not be construed as investment advice. Any opinions or forecasts contained herein reflect the subjective judgments and assumptions of the authors only and do not necessarily reflect the views of Loomis, Sayles & Company, L.P., or any portfolio manager. Investment recommendations may be inconsistent with these opinions. There can be no assurance that developments will transpire as forecasted and actual results will be different. Data and analysis does not represent the actual or expected future performance of any investment product. We believe the information, including that obtained from outside sources, to be correct, but we cannot guarantee its accuracy. The information is subject to change at any time without notice. Indexes are unmanaged and do not incur fees, and you may not invest directly in an index.

Past Performance is no guarantee of future results.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2023

The Fund’s performance figures* for the periods ended December 31, 2023, compared to its benchmarks:

		Annualized
	One Year	Five Year	Ten Year	Since Inception **
TransWestern Institutional Short Duration Government Bond Fund	4.40%	0.92%	1.13%	1.17%
Bloomberg Capital Mortgage Backed Securities Index ***	5.05%	0.25%	1.38%	1.63%
Bloomberg Capital Short Treasury Index ****	5.09%	1.89%	1.28%	1.03%
Blended Benchmark Index *****	5.17%	1.11%	1.36%	1.35%

Comparison of the Change in Value of a $2,000,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund may assess a redemption fee of 0.25% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. Per the fee table in the Fund’s May 1, 2023 prospectus, the total annual operating expenses are 0.74% before fee waivers. For performance information current to the most recent month-end, please call 1-855-881-2380.

**	Inception date is January 3, 2011.

***	The Bloomberg Barclays Capital Mortgage Backed Securities Index is an unmanaged market capitalization index which measures the performance of investment grade fixed-rate mortgage-backed pass through securities of Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). Investors may not invest in the Index directly. Unlike the Fund’s returns, Index returns do not reflect any fees or expenses.

****	The Bloomberg Barclays Capital Short Treasury Index measures the performance of United States Treasury Securities with a remaining maturity between 1 to 12 months. The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index. Unlike the Fund’s returns, Index returns do not reflect any fees or expenses.

*****	The Blended Benchmark Index represents a blend of 50% Bloomberg Capital Short Treasury Index and 50% Bloomberg Capital Mortgage Backed Securities Index. The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index.

Portfolio Composition as of December 31, 2023 (Unaudited)

Holdings By Investment Type	% of Net Assets
U.S. Government & Agencies	60.2%
U.S. Treasury Notes	31.5%
Short-Term Investments and Liabilities in Excess of Other Assets	8.3%
100.0%

Please refer to the Schedule of Investments in this report for a detailed listing of the Fund’s holdings.

TRANSWESTERN INSTITUTIONAL SHORT DURATION GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 60.2%
	FEDERAL HOME LOAN MORTGAGE CORP. — 19.1%(a)
67,995	Freddie Mac Gold Pool Series G08448		5.0000	05/01/41	$69,213
512,240	Freddie Mac Gold Pool Series Q18571		3.5000	05/01/43	483,318
307,062	Freddie Mac Gold Pool Series Q20545		3.5000	07/01/43	290,361
99,354	Freddie Mac Gold Pool Series U92432		4.0000	02/01/44	96,842
1,331,842	Freddie Mac Multifamily Structured Pass Through Series KJ20 A2		3.7990	12/25/25	1,306,572
795,757	Freddie Mac Multifamily Structured Pass Through Series KF60 A (b)	SOFR30A + 0.604%	5.9350	02/25/26	795,890
1,512,157	Freddie Mac Multifamily Structured Pass Through Series KJ21 A2		3.7000	09/25/26	1,479,164
976,029	Freddie Mac Multifamily Structured Pass Through Series KF72 A (b)	SOFR30A + 0.614%	5.9450	11/25/26	973,177
957,324	Freddie Mac Multifamily Structured Pass Through Series KF77 AL (b)	SOFR30A + 0.814%	6.1450	02/25/27	959,144
591,881	Freddie Mac Multifamily Structured Pass Through Series KF82 AS (b)	SOFR30A + 0.420%	5.7510	06/25/30	586,779
887,822	Freddie Mac Multifamily Structured Pass Through Series KF82 AL (b)	SOFR30A + 0.484%	5.8150	06/25/30	881,933
779,878	Freddie Mac Multifamily Structured Pass Through Series KF80 AS (b)	SOFR30A + 0.510%	5.8410	06/25/30	776,463
2,580,000	Freddie Mac Multifamily Structured Pass Through Series KJ42 A2		4.1180	11/25/32	2,496,997
198,483	Freddie Mac Multifamily Structured Pass Through Series Q008 A (b)	SOFR30A + 0.504%	5.8350	10/25/45	197,736
1,291,415	Freddie Mac Multifamily Structured Pass Through Series Q016 APT1 (c)		1.2420	05/25/51	1,202,765
575	Freddie Mac Non Gold Pool Series 845830(b)	RFUCCT6M + 1.633%	5.4480	07/01/24	571
287,602	Freddie Mac Non Gold Pool Series 780722(b)	H15T1Y + 2.220%	6.2200	08/01/33	290,578
54,858	Freddie Mac Non Gold Pool Series 972132(b)	H15T1Y + 2.225%	6.3500	11/01/33	56,050
85,005	Freddie Mac Non Gold Pool Series 1B2025(b)	RFUCCT1Y + 1.862%	4.9500	06/01/34	87,025
64,019	Freddie Mac Non Gold Pool Series 1Q0160(b)	RFUCCT1Y + 1.765%	6.0150	09/01/35	64,311
123,661	Freddie Mac Non Gold Pool Series 1L1358(b)	H15T1Y + 2.500%	5.9280	05/01/36	127,034
313,969	Freddie Mac Non Gold Pool Series 848690(b)	H15T1Y + 2.249%	5.8700	03/01/37	321,177
20,751	Freddie Mac Non Gold Pool Series 848565(b)	RFUCCT1Y + 1.750%	5.8020	12/01/37	20,691
40,578	Freddie Mac Non Gold Pool Series 848568(b)	H15T1Y + 2.203%	5.7690	09/01/38	40,268
816,560	Freddie Mac Non Gold Pool Series 848949(b)	H15T1Y + 2.248%	6.2010	09/01/38	836,660
19,540	Freddie Mac Non Gold Pool Series 1Q0647(b)	RFUCCT1Y + 1.771%	5.4710	11/01/38	19,367
54,173	Freddie Mac Non Gold Pool Series 1Q1302(b)	RFUCCT1Y + 1.703%	5.8850	11/01/38	53,935
244,432	Freddie Mac Non Gold Pool Series 849046(b)	RFUCCT1Y + 1.897%	5.2750	09/01/41	242,461
402,014	Freddie Mac Pool Series SB8031		2.5000	02/01/35	373,373
15,487	Freddie Mac REMICS Series 2903 Z (d)		5.0000	12/15/24	14,959
9,283	Freddie Mac REMICS Series 3104 DH (d)		5.0000	01/15/26	8,899

See accompanying notes to financial statements.

TRANSWESTERN INSTITUTIONAL SHORT DURATION GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 60.2% (Continued)
	FEDERAL HOME LOAN MORTGAGE CORP. — 19.1%(a) (Continued)
31,760	Freddie Mac REMICS Series 2102 PE (d)		6.5000	12/15/28	$31,498
22,358	Freddie Mac REMICS Series 2131 ZB (d)		6.0000	03/15/29	21,590
10,997	Freddie Mac REMICS Series 2412 OF (b),(d)	SOFR30A + 1.064%	6.4030	12/15/31	10,828
5,675	Freddie Mac REMICS Series 2450 FW (b),(d)	SOFR30A + 0.614%	5.9530	03/15/32	5,507
21,159	Freddie Mac REMICS Series 2448 FV (b),(d)	SOFR30A + 1.114%	6.4530	03/15/32	20,788
31,189	Freddie Mac REMICS Series 2581 FD (b),(d)	SOFR30A + 0.864%	6.2030	12/15/32	30,434
10,473	Freddie Mac REMICS Series 2557 WF (b),(d)	SOFR30A + 0.514%	5.8530	01/15/33	10,133
26,648	Freddie Mac REMICS Series 2768 PW (d)		4.2500	03/15/34	25,105
151,869	Freddie Mac REMICS Series 2978 JG (d)		5.5000	05/15/35	152,962
230,839	Freddie Mac REMICS Series 3036 NE (d)		5.0000	09/15/35	230,076
128,572	Freddie Mac REMICS Series 3620 AT (b),(d)		3.8910	12/15/36	127,583
117,075	Freddie Mac REMICS Series 3412 AY (d)		5.5000	02/15/38	116,522
110,898	Freddie Mac REMICS Series 3561 W (c),(d)		2.5610	06/15/48	105,592
					16,042,331
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 26.2%(a)
793	Fannie Mae Pool Series 303212(b)	RFUCCT6M + 2.170%	5.4200	02/01/25	787
2,040,000	Fannie Mae Pool Series BL0481		3.5800	01/01/26	1,999,492
17,381	Fannie Mae Pool Series 684842(b)	H15T1Y + 2.436%	4.2670	01/01/30	17,026
17,995	Fannie Mae Pool Series 642012(b)	H15T1Y + 2.265%	5.2650	05/01/32	17,982
53,722	Fannie Mae Pool Series 699985(b)	H15T1Y + 2.211%	5.2110	04/01/33	53,747
104,964	Fannie Mae Pool Series 555375		6.0000	04/01/33	109,816
43,544	Fannie Mae Pool Series 721424(b)	H15T1Y + 2.287%	5.9330	06/01/33	43,478
20,205	Fannie Mae Pool Series 725052(b)	H15T1Y + 2.165%	4.2900	07/01/33	19,650
15,168	Fannie Mae Pool Series 732087(b)	H15T1Y + 2.440%	6.2660	08/01/33	15,144
311,208	Fannie Mae Pool Series AD0541(b)	H15T1Y + 2.185%	6.2190	11/01/33	318,752
21,425	Fannie Mae Pool Series 725392(b)	H15T1Y + 2.196%	4.7400	04/01/34	21,166
7,294	Fannie Mae Pool Series 783245(b)	12MTA + 1.200%	6.1290	04/01/34	7,046
288,259	Fannie Mae Pool Series AL1270(b)	H15T1Y + 2.216%	5.4050	10/01/34	295,054
43,178	Fannie Mae Pool Series 813844(b)	RFUCCT6M + 1.546%	7.0810	01/01/35	43,824
13,287	Fannie Mae Pool Series 995552(b)	H15T1Y + 2.189%	5.3480	05/01/35	13,221
46,235	Fannie Mae Pool Series 735667		5.0000	07/01/35	47,049
109,792	Fannie Mae Pool Series 889822(b)	RFUCCT1Y + 1.558%	5.4650	07/01/35	110,696
53,161	Fannie Mae Pool Series AL0361(b)	H15T1Y + 2.223%	6.1370	07/01/35	53,172

See accompanying notes to financial statements.

TRANSWESTERN INSTITUTIONAL SHORT DURATION GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 60.2% (Continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 26.2%(a) (Continued)
20,934	Fannie Mae Pool Series 995269(b)	RFUCCT6M + 1.545%	7.2590	07/01/35	$21,264
82,795	Fannie Mae Pool Series 838948(b)	RFUCCT6M + 1.510%	7.0070	08/01/35	83,798
8,491	Fannie Mae Pool Series 844532(b)	12MTA + 1.770%	6.7050	11/01/35	8,348
177,638	Fannie Mae Pool Series 813637(b)	H15T1Y + 2.185%	4.3100	01/01/36	178,868
31,492	Fannie Mae Pool Series 863729(b)	H15T1Y + 2.268%	4.3930	01/01/36	31,121
110,812	Fannie Mae Pool Series 846749(b)	RFUCCT6M + 2.428%	5.6780	01/01/36	110,689
79,712	Fannie Mae Pool Series 880373(b)	RFUCCT1Y + 1.523%	4.2410	02/01/36	81,529
11,798	Fannie Mae Pool Series 880366(b)	RFUCCT6M + 1.430%	7.0790	02/01/36	11,874
115,873	Fannie Mae Pool Series 920847(b)	H15T1Y + 2.500%	5.4780	08/01/36	119,827
19,150	Fannie Mae Pool Series 886376(b)	12MTA + 2.361%	7.2700	08/01/36	19,253
6,423	Fannie Mae Pool Series 879683(b)	H15T1Y + 2.145%	5.9340	09/01/36	6,415
11,214	Fannie Mae Pool Series 995949(b)	12MTA + 2.366%	7.2850	09/01/36	11,222
138,580	Fannie Mae Pool Series 900197(b)	RFUCCT1Y + 2.075%	6.3250	10/01/36	140,186
37,799	Fannie Mae Pool Series 995008(b)	12MTA + 2.180%	7.1070	10/01/36	36,898
45,289	Fannie Mae Pool Series AE0870(b)	RFUCCT1Y + 1.677%	5.3440	11/01/36	45,583
157,625	Fannie Mae Pool Series 889819(b)	RFUCCT1Y + 1.550%	5.0990	04/01/37	160,612
18,617	Fannie Mae Pool Series 748848(b)	H15T1Y + 2.270%	6.0200	06/01/37	18,855
63,650	Fannie Mae Pool Series AB5688		3.5000	07/01/37	59,956
37,621	Fannie Mae Pool Series AL0920		5.0000	07/01/37	38,283
32,152	Fannie Mae Pool Series 888628(b)	RFUCCT1Y + 1.828%	5.1810	07/01/37	31,878
1,385	Fannie Mae Pool Series 899633		5.5000	07/01/37	1,414
75,420	Fannie Mae Pool Series AD0959(b)	RFUCCT6M + 2.064%	5.8330	07/01/37	76,555
125,100	Fannie Mae Pool Series AL1288(b)	RFUCCT1Y + 1.585%	5.7720	09/01/37	124,694
9,269	Fannie Mae Pool Series AL0883(b)	RFUCCT1Y + 1.323%	5.3620	01/01/38	9,162
70,808	Fannie Mae Pool Series 964760(b)	RFUCCT1Y + 1.616%	5.8660	08/01/38	70,207
4,515	Fannie Mae Pool Series 725320(b)	H15T1Y + 2.252%	5.4850	08/01/39	4,533
42,182	Fannie Mae Pool Series AC2472		5.0000	06/01/40	42,467
1,858,952	Fannie Mae Pool Series BM1078(b)	H15T1Y + 2.174%	5.4960	12/01/40	1,900,148

See accompanying notes to financial statements.

TRANSWESTERN INSTITUTIONAL SHORT DURATION GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 60.2% (Continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 26.2%(a) (Continued)
7,572	Fannie Mae Pool Series AL2559(b)	RFUCCT1Y + 1.807%	5.2670	07/01/41	$7,532
273,978	Fannie Mae Pool Series AJ0875(b)	RFUCCT1Y + 1.800%	6.0500	10/01/41	280,819
377,538	Fannie Mae Pool Series AO4163		3.5000	06/01/42	355,589
230,889	Fannie Mae Pool Series AB5519		3.5000	07/01/42	217,467
2,157,746	Fannie Mae Pool Series AO8169		3.5000	09/01/42	2,032,285
292,939	Fannie Mae Pool Series AB7016		4.0000	11/01/42	285,051
541,802	Fannie Mae Pool Series AQ6238		3.5000	12/01/42	510,301
374,040	Fannie Mae Pool Series AQ9715		3.0000	01/01/43	342,004
398,794	Fannie Mae Pool Series MA1404		3.5000	04/01/43	375,601
125,589	Fannie Mae Pool Series AB9096		4.0000	04/01/43	122,243
21,921	Fannie Mae Pool Series 803338(b)	12MTA + 1.200%	6.1290	09/01/44	21,213
221,364	Fannie Mae Pool Series MA3536		4.0000	12/01/48	213,173
3,086,749	Fannie Mae Pool Series CB2846		2.0000	02/01/52	2,530,807
2,920,613	Fannie Mae Pool Series MA4562		2.0000	03/01/52	2,389,565
1,243	Fannie Mae REMICS Series 2005-100 BQ (d)		5.5000	11/25/25	1,199
1	Fannie Mae REMICS Series 1999-57 FC (b),(d)	SOFR30A + 0.364%	5.7030	11/17/29	1
52,043	Fannie Mae REMICS Series 2000-45 FG (b),(d)	SOFR30A + 0.664%	6.0030	12/18/30	50,546
75,875	Fannie Mae REMICS Series 2000-45 FD (b),(d)	SOFR30A + 0.664%	6.0030	12/18/30	73,692
35,087	Fannie Mae REMICS Series 2002-30 FB (b),(d)	SOFR30A + 1.114%	6.4520	08/25/31	34,410
18,798	Fannie Mae REMICS Series 2002-16 VF (b),(d)	SOFR30A + 0.664%	6.0020	04/25/32	17,891
7,139	Fannie Mae REMICS Series 2002-71 AP (d)		5.0000	11/25/32	6,824
1,937	Fannie Mae REMICS Series 2003-35 FG (b),(d)	SOFR30A + 0.414%	5.7520	05/25/33	1,868
23,944	Fannie Mae REMICS Series 2005-29 WQ (d)		5.5000	04/25/35	24,081
77,966	Fannie Mae REMICS Series 2009-50 PT (c),(d)		5.5530	05/25/37	75,491
67,400	Fannie Mae REMICS Series 2008-86 LA (c),(d)		3.4940	08/25/38	65,509
298,753	Fannie Mae REMICS Series 2010-60 HB (d)		5.0000	06/25/40	297,059
81,312	Fannie Mae REMICS Series 2013-63 YF (b),(d)	SOFR30A + 1.114%	5.0000	06/25/43	72,209
1,419,024	Fannie Mae REMICS Series 2020-35 FA (b),(d)	SOFR30A + 0.614%	5.5730	06/25/50	1,396,926
1,483,854	Fannie Mae-Aces Series 2017-M3 A2 (c)		2.4650	12/25/26	1,406,522
2,186,409	Fannie Mae-Aces Series 2017-M14 A2 (c)		2.8620	11/25/27	2,071,853
					21,912,472
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 14.9%
39,879	Ginnie Mae II Pool Series 891616(b)	H15T1Y + 1.400%	6.8600	06/20/58	39,925

See accompanying notes to financial statements.

TRANSWESTERN INSTITUTIONAL SHORT DURATION GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 60.2% (Continued)
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 14.9% (Continued)
1,114	Ginnie Mae II Pool Series 751387(c)		4.7420	01/20/61	$1,098
14,032	Ginnie Mae II Pool Series 710065(c)		4.8100	02/20/61	13,843
15,926	Ginnie Mae II Pool Series 751408(c)		4.8170	06/20/61	15,850
10,653	Ginnie Mae II Pool Series 710084(c)		4.7000	08/20/61	10,587
23,497	Ginnie Mae II Pool Series 894704(b)	H15T1Y + 0.792%	6.2500	10/20/61	23,423
1,349	Ginnie Mae II Pool Series 773437(c)		4.4850	02/20/62	1,293
156	Ginnie Mae II Pool Series 757339(c)		4.8620	02/20/62	154
3,925	Ginnie Mae II Pool Series 759745(c)		4.8150	05/20/62	3,869
158	Ginnie Mae II Pool Series 757348(c)		4.8490	06/20/62	155
247,336	Ginnie Mae II Pool Series 897906(b)	H15T1Y + 0.836%	6.2940	06/20/62	246,701
390,695	Ginnie Mae II Pool Series 896363(b)	H15T1Y + 0.662%	6.1190	07/20/62	388,834
1,315	Ginnie Mae II Pool Series 766556(c)		4.7550	08/20/62	1,293
6,468	Ginnie Mae II Pool Series 777432(c)		4.5990	10/20/62	6,351
94,808	Ginnie Mae II Pool Series 899072(b)	RFUCCT1M + 2.063%	7.4690	10/20/62	97,133
4,078	Ginnie Mae II Pool Series 765229(c)		4.5530	11/20/62	3,911
548,555	Ginnie Mae II Pool Series 899633(b)	RFUCCT1M + 1.879%	7.2840	01/20/63	557,123
142,516	Ginnie Mae II Pool Series 898433(b)	RFUCCT1M + 2.177%	7.5830	01/20/63	144,013
327,596	Ginnie Mae II Pool Series 899650(b)	RFUCCT1M + 1.890%	7.2960	02/20/63	332,933
349,782	Ginnie Mae II Pool Series 899765(b)	RFUCCT1M + 1.912%	7.3270	02/20/63	354,661
110,801	Ginnie Mae II Pool Series 898436(b)	RFUCCT1M + 2.157%	7.5400	02/20/63	112,247
155,389	Ginnie Mae II Pool Series 899651(b)	RFUCCT1M + 2.331%	7.7400	02/20/63	158,434
18,392	Ginnie Mae II Pool Series AE9606(b)	H15T1Y + 1.140%	6.6000	08/20/64	18,394
7,116	Ginnie Mae II Pool Series AG8190(b)	H15T1Y + 1.135%	6.5930	09/20/64	7,108
18,457	Ginnie Mae II Pool Series AG8209(b)	H15T1Y + 0.871%	6.3170	10/20/64	18,407
11,323	Ginnie Mae II Pool Series AG8275(b)	H15T1Y + 1.136%	6.5950	03/20/65	11,314
1	Government National Mortgage Association Series 2012-124 HT (c),(d)		6.5000	07/20/32	1
36,030	Government National Mortgage Association Series 2003-72 Z (c)		5.4140	11/16/45	35,094
3,688	Government National Mortgage Association Series 2011-H23 HA (d)		3.0000	12/20/61	3,395
1,436,620	Government National Mortgage Association Series 2014-H12 HZ (c),(d)		4.5750	06/20/64	1,370,311
756	Government National Mortgage Association Series 2015-H09 HA (d)		1.7500	03/20/65	682

See accompanying notes to financial statements.

TRANSWESTERN INSTITUTIONAL SHORT DURATION GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 60.2% (Continued)
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 14.9% (Continued)
2,083,307	Government National Mortgage Association Series 2018-H16 FA (b),(d)	TSFR1M + 0.534%	5.8570	09/20/68	$2,043,825
2,761,175	Government National Mortgage Association Series 2020-H04 FP (b),(d)	TSFR1M + 0.614%	5.9370	06/20/69	2,743,340
3,720,457	Government National Mortgage Association Series 2020-H02 FG (b),(d)	TSFR1M + 0.714%	6.0370	01/20/70	3,701,932
					12,467,634
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $52,225,387)				50,422,437

	U.S. TREASURY NOTES — 31.5%
4,410,000	United States Treasury Note		5.0000	08/31/25	4,451,774
4,485,000	United States Treasury Note		4.2500	12/31/25	4,485,350
1,000,000	United States Treasury Note		4.1250	06/15/26	1,000,274
815,000	United States Treasury Note		4.6250	11/15/26	828,339
2,250,000	United States Treasury Note		3.6250	03/31/28	2,227,676
4,090,000	United States Treasury Note		4.1250	07/31/28	4,136,332
500,000	United States Treasury Note		3.7500	12/31/28	498,242
5,505,000	United States Treasury Note		4.1250	11/15/32	5,607,144
235,000	United States Treasury Note		3.5000	02/15/33	228,377
2,940,000	United States Treasury Note		3.8750	08/15/33	2,942,756
	TOTAL U.S. TREASURY NOTES (Cost $26,242,782)				26,406,264

	SHORT-TERM INVESTMENTS — 14.9%
	U.S. TREASURY BILLS — 9.6%
2,040,000	United States Treasury Bill		2.6600	01/02/24	2,039,703
3,275,000	United States Treasury Bill		4.3300	01/09/24	3,271,506
2,740,000	United States Treasury Bill		5.0900	02/08/24	2,725,175
					8,036,384
	AGENCY DISCOUNT NOTES – 5.3%
4,475,000	Fannie Mae Discount Notes		2.6500	01/02/24	4,474,351

	TOTAL SHORT-TERM INVESTMENTS (Cost $12,510,297)				12,510,735

See accompanying notes to financial statements.

TRANSWESTERN INSTITUTIONAL SHORT DURATION GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Fair Value
TOTAL INVESTMENTS - 106.6% (Cost $90,978,466)	$89,339,436
LIABILITIES IN EXCESS OF OTHER ASSETS - (6.6)%	(5,559,848)
NET ASSETS - 100.0%	$83,779,588

SOFR30A	United States 30 Day Average SOFR Secured Overnight Financing Rate

RFUCCT6M	Refinitiv USD IBOR Consumer Cash Fallbacks 6 Month Term

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

RFUCCT1Y	Refinitiv USD IBOR Consumer Cash Fallbacks 1 Year Term

12MTA	Federal Reserve US 12 Month Cumulative Avg 1 Year CMT

REMIC	Real Estate Mortgage Investment Conduit

RFUCCT1M	Refinitiv USD IBOR Consumer Cash Fallbacks 1 Month Term

TSFR1M	Term Secured Overnight Financing Rate

(a)	Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.

(b)	Variable rate security; the rate shown represents the rate on December 31, 2023.

(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(d)	Collateralized mortgage obligation (CMO).

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

ASSETS
Investment securities:
At cost	$90,978,466
At value	$89,339,436
Cash	588,414
Receivable for securities sold	2,026,446
Principal paydown receivable	30,981
Interest receivable	410,467
Prepaid expenses and other assets	5,109
TOTAL ASSETS	92,400,853

LIABILITIES
Payable for investments purchased	8,522,832
Distributions payable	30,354
Investment advisory fees payable	19,213
Payable to related parties	10,476
Distribution (12b-1) fees payable	7,051
Trustee fees payable	435
Accrued expenses and other liabilities	30,904
TOTAL LIABILITIES	8,621,265
NET ASSETS	$83,779,588

Net Assets Consist Of:
Paid in capital	116,788,874
Accumulated deficit	(33,009,286)
NET ASSETS	$83,779,588

Net Asset Value Per Share:
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	9,148,016
Net asset value (Net Assets divided by Shares Outstanding), offering price and redemption price per share (a)	$9.16

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 0.25%.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
STATEMENT OF OPERATIONS
Year Ended December 31, 2023

INVESTMENT INCOME
Interest	$3,408,349

EXPENSES
Investment advisory fees	394,007
Distribution (12b-1) fees	87,557
Administrative services fees	91,191
Accounting services fees	30,689
Compliance officer fees	29,931
Transfer agent fees	25,506
Audit fees	20,261
Trustees’ fees and expenses	20,108
Custodian fees	17,668
Legal fees	16,119
Printing and postage expenses	7,501
Insurance expense	2,476
Registration fees	1,104
Other expenses	14
TOTAL EXPENSES	744,132
Less: Fees waived by the Advisor	(175,104)
NET EXPENSES	569,028

NET INVESTMENT INCOME	2,839,321

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS

Net realized loss from investments	(767,915)

Net change in unrealized appreciation/(depreciation) on investments	1,533,397

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	765,482

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,604,803

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
FROM OPERATIONS
Net investment income	$2,839,321	$2,028,539
Net realized loss from investments and securities sold short	(767,915)	(10,424,336)
Net change in unrealized appreciation/(depreciation) on investments	1,533,397	(4,727,695)
Net increase/(decrease) in net assets resulting from operations	3,604,803	(13,123,492)

DISTRIBUTIONS TO SHAREHOLDERS FROM EARNINGS
Total distributions paid	(3,189,379)	(2,491,353)
Net decrease in net assets from distributions to shareholders	(3,189,379)	(2,491,353)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	10,000,000	5,000,000
Net asset value of shares issued in reinvestment of distributions to shareholders	2,795,384	2,269,534
Payments for shares redeemed	(18,425,151)	(228,204,931)
Net decrease in net assets from shares of beneficial interest	(5,629,767)	(220,935,397)

TOTAL DECREASE IN NET ASSETS	(5,214,343)	(236,550,242)

NET ASSETS
Beginning of year	88,993,931	325,544,173
End of year	$83,779,588	$88,993,931

SHARE ACTIVITY
Shares sold	1,114,827	520,725
Shares reinvested	308,328	245,134
Shares redeemed	(2,053,740)	(24,489,373)
Net decrease in shares of beneficial interest outstanding	(630,585)	(23,723,514)

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	December 31,	December 31,		December 31,		December 31,		December 31,
	2023	2022		2021		2020		2019
Net Asset Value, Beginning of Year	$9.10	$9.72		$9.82		$9.68		$9.57
Income (loss) from investment operations:
Net investment income (1)	0.29	0.10		0.01		0.03		0.13
Net realized and unrealized gain (loss) on investments	0.10	(0.57)		(0.08)		0.19		0.23
Total from investment operations	0.39	(0.47)		(0.07)		0.22		0.36

Less distributions from:
Net investment income	(0.33)	(0.15)		(0.03)		(0.08)		(0.25)
Total from distributions	(0.33)	(0.15)		(0.03)		(0.08)		(0.25)
Net Asset Value, End of Year	$9.16	$9.10		$9.72		$9.82		$9.68
Total return (2)	4.40%	(4.82)%		(0.72)%		2.24%		3.78%

Net assets, end of year (000s)	$83,780	$88,994		$325,544		$397,181		$161,140
Ratio of gross expenses to average net assets	0.85%	0.74%		0.70%		0.69%		0.72%
Ratio of net expenses to average net assets	0.65%	0.65%		0.64	% (4)	0.64	% (4)	0.65%
Ratio of net investment income to average net assets	3.24%	1.05%		0.11%		0.26%		1.32%
Portfolio Turnover Rate	222%	218	% (3)	317	% (3)	433%		431%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends, and capital gain distributions, if any, and exclude the effect of applicable sales loads. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(3)	The portfolio turnover rate excludes dollar roll transactions for the years ended December 31, 2022, and December 31, 2021. If these were included in the calculation the turnover percentage would be 237%, and 320%, respectively. The fund had no dollar rolls for the years ended December 31, 2019, December 31, 2020 or December 31, 2023.

(4)	During the years ended December 31, 2021 and December 31, 2020, the Advisor voluntarily waived a portion of the advisory fee. Without this waiver, the net expense ratio would have been 0.65%.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2023

1.	ORGANIZATION

The TransWestern Institutional Short Duration Government Bond Fund (the “Fund”) is a separate diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”). The Trust is organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek to provide income consistent with liquidity, and limited credit and interest rate risk. The Fund commenced operations on January 3, 2011 and is offered at net asset value (“NAV”) without a sales charge.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including Accounting Standards update 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees of the Trust (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the advisor does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board. The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2023, for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
U.S. Government & Agencies	$—	$50,422,437	$—	$50,422,437
U.S. Treasury Notes	—	26,406,264	—	26,406,264
Short-Term Investments	—	12,510,735	—	12,510,735
Total	$—	$89,339,436	$—	$89,339,436

The Fund did not hold any Level 3 securities during the year.

*	Refer to the Schedule of Investments for industry classification.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared daily and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986 as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2020 to December 31, 2022 or expected to be taken in the Fund’s December 31, 2023 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. federal and Ohio (Nebraska in prior years), and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

When-Issued and Delayed-Delivery Transactions – The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by the Fund of mortgage related securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Fund accounts for mortgage dollar rolls as purchases and sales transactions. There were no dollar roll transactions during the year ended December 31, 2023.

Short Sales – A short sale is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. There were no short sales transactions during the year ended December 31, 2023.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

Cash – The Fund considers its investment in an FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high-quality financial institution.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2023, the cost of purchases and proceeds from sales of U.S. government securities, other than short-term investments, amounted to $185,135,343 and $192,902,233, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

TransWestern Capital Advisors, LLC serves as the Fund’s investment advisor (the “Advisor”) and Loomis, Sayles & Company, L.P. serves as the Fund’s sub-advisor (the “Sub-Advisor”). Pursuant to an advisory agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets. Subject to the authority of the Board and oversight by the Advisor, the Sub-Advisor is responsible for day-to-day execution of the Fund’s strategy and management of the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions. The Sub-Advisor is paid by the Advisor, not the Fund. During the year ended December 31, 2023, the Fund incurred $394,007 in advisory fees.

Pursuant to an expense limitation agreement between the Advisor and the Trust, on behalf of the Fund, (the “Expense Limitation Agreement”), the Advisor has contractually agreed, at least until April 30, 2024, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses) borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers other than the Advisor will not exceed 0.65% per annum of the Fund’s average daily net assets. During the year ended December 31, 2023, the Advisor waived fees of $175,104.

If the Advisor waives any fee or reimburses any expense pursuant to the expense limitation agreement, and the Fund’s operating expenses are subsequently less than 0.65% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 0.65% of average daily net assets. If the Fund’s operating expenses subsequently exceed 0.65% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Expense Limitation Agreement (or any similar agreement). As of December 31, 2023, fee waivers subject to recapture by the Advisor were as follows:

Year of Expiration
December 31, 2024	$164,660
December 31, 2025	$173,594
December 31, 2026	$175,104

As of December 31, 2023, $133,788 in previously waived fees expired unrecouped.

Effective September 30, 2020, the Advisor agreed to voluntarily waive a portion of the advisory fee to support an annualized yield. The Advisor can amend or terminate this voluntary waiver at any time. For the year ended December 31, 2023, the Advisor voluntarily waived $0 of advisory fees. The voluntary waiver is not subject to recapture by the Advisor.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “12b-1 Plan” or “Plan”). Pursuant to the Plan, the Fund pays the Advisor an annual fee for distribution and shareholder servicing expenses of up to 0.10% of the Fund’s average daily net assets. During the year ended December 31, 2023, pursuant to the Plan, the Advisor received $87,557 of fees.

Pursuant to a separate servicing agreement with Ultimus Fund Solutions, LLC (“UFS”), the Fund pays UFS fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of UFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives fees from the Fund.

5.	REDEMPTION FEE

The Fund may assess a short-term redemption fee of 0.25% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended December 31, 2023, the Fund did not assess any redemption fees.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes (including securities sold short), and its respective gross unrealized appreciation and depreciation at December 31, 2023, were as follows:

			Net Unrealized
Cost	Appreciation	Depreciation	Depreciation
$91,010,352	$422,090	$(2,093,006)	$(1,670,916)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid during the years ended December 31, 2023 and December 31, 2022 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2023	December 31, 2022
Ordinary Income	$3,189,379	$2,491,353
	$3,189,379	$2,491,353

As of December 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other		Total
Ordinary	Long-Term	and	Carry	Book/Tax	Unrealized	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	Depreciation	Deficit
$29,026	$—	$—	$(31,337,042)	$(30,354)	$(1,670,916)	$(33,009,286)

The difference between book basis and tax basis undistributed net investment income/(loss and other book/tax adjustments is primarily attributable to the tax deferral of losses on wash sales and adjustments for accrued dividends payable.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

At December 31, 2023, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$10,344,151	$20,992,891	$31,337,042

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2023, Crest Forest Realty Corporation held 63.23% of the voting securities of the Fund.

9.	RECENT REGULATORY UPDATES

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of TransWestern Institutional Short Duration Government Bond Fund and
Board of Trustees of Northern Lights Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TransWestern Institutional Short Duration Government Bond Fund (the “Fund”), a series of the Northern Lights Fund Trust, as of December 31, 2023, the related statement of operations and changes in net assets, the related notes, and the financial highlights for the year ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations, the changes in net assets, and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statement and financial highlights for the years ended December 31, 2022, and prior, were audited by other auditors whose report dated February 28, 2023, expressed an unqualified opinion on those financial statement and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
February 27, 2024

COHEN & COMPANY, LTD.
800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

TransWestern Institutional Short Duration Government Bond Fund
EXPENSE EXAMPLES
December 31, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period *
Actual	Ratio	7/1/23	12/31/23	7/1/23 – 12/31/23
TransWestern	0.65%	$1,000.00	$1,030.60	$3.33

	Annualized	Beginning	Ending	Expenses Paid
Hypothetical	Expense	Account Value	Account Value	During Period *
(5% return before expenses)	Ratio	7/1/23	12/31/23	7/1/23 – 12/31/23
TransWestern	0.65%	$1,000.00	$1,021.93	$3.31

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Transwestern Institutional Short Duration Government Bond Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2023

Transwestern Advisors-Advisor to TransWestern Institutional Short Duration Government Bond Fund*

In connection with the regular meeting held on December 13-14, 2023 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between TransWestern Capital Advisers, LLC (“TCA” or the “Adviser”) and the Trust, with respect to the TransWestern Institutional Short Duration Government Bond Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that TCA was founded in 2005 and managed approximately $118 million in total assets. The Board acknowledged that the adviser’s conservative strategy was focused on short duration government bonds, the management of credit and interest rate risk, and receiving favorable treatment on a financial institution’s balance sheet. The Board noted that TCA had delegated the Fund’s day-to-day management to a sub-adviser, Loomis, Sayles, according to strict parameters set by TCA, and that TCA continuously monitored and evaluated the sub-adviser’s performance as well as daily review of duration, average coupon, and other portfolio characteristics. The Board observed that the Adviser confirmed there were no reported cybersecurity incidents, material litigation or compliance issues since the last renewal of the Advisory Agreement. The Board noted that the Adviser had the necessary expertise to oversee this specialty strategy and concluded that TCA was expected to continue to provide high quality service to the Fund and its shareholders.

Performance. The Board considered the Fund’s performance, noting that the Fund was rated 4-stars by Morningstar. The Board noted that, relative to its category, the Fund’s performance was in the 12th percentile over the since inception period and was in the 32nd percentile over the prior one-year period. The Board further considered that the Fund’s performance was equal to its blended index over the prior one-year period and was slightly stronger than the blended index over the prior three-year period. The Board concluded that the performance of the Fund was satisfactory given the Fund’s specific investment strategy.

Fees and Expenses. The Board observed that the Adviser charged an advisory fee of 0.45%, noting that such advisory fee was above the Fund’s category average and median. They further noted that Fund’s gross expense ratio of 0.85% was in the 80th percentile of the Fund’s category. The Board considered the Adviser’s position that the fee was reasonable in light of the complexity of the Fund’s investment strategy and the process required to operate such strategy. They discussed the sub-advisory fee and the allocation of duties, the sub-advisory fee breakpoint, and whether a similar breakpoint on the advisory fee would be reasonable in the future. The Board concluded that the advisory fee was not unreasonable.

Profitability. The Board assessed TCA’s profitability analysis, considering the Adviser’s profits in absolute dollars and as a percentage of revenue, included among the Meeting Materials in light of the service provided by the Adviser to the Fund. The Board noted that the Adviser reported a net loss over the past year. The Board agreed that the profitability from TCA’s relationship to the Fund was not excessive.

Economies of Scale. The Board considered whether economies of scale existed with regards to advisory services provided to the Fund, noting that TCA had indicated it would consider a breakpoint at $3 billion in AUM. In light of current profits and the decline in AUM, the Board agreed that TCA was not benefiting from economies of scale, and that the current absence of breakpoints in the advisory fee was not unreasonable.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Transwestern Institutional Short Duration Government Bond Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2023

Loomis, Sayles & Company, L.P.-Sub-Adviser to TransWestern Institutional Short Duration Government Bond Fund*

In connection with the regular meeting held on December 13-14, 2023 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Loomis, Sayles, & Company, L.P. (“Loomis Sayles” or the “Sub-Adviser”) and TransWestern Capital Advisers, LLC (the “Adviser”), with respect to the TransWestern Institutional Short Duration Government Bond Fund (the “Fund”). In considering the renewal of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that Loomis Sayles was founded in 1926 and managed approximately $314 billion in assets. They further noted the variety of services Loomis Sayles offered to institutional and individual clients. The Board reviewed the education and experience of the key personnel servicing the Fund. The Board considered the firm’s use of sector research teams to support portfolio managers. The Board discussed Loomis Sayles’ focus on risk management and their extensive risk management and compliance policies and procedures. The Board noted no material compliance or litigation issues were reported. The Board considered the Adviser’s satisfaction with the Sub-Adviser’s rigorous analysis and responsiveness, and recommended retention of the Sub-Adviser. The Board agreed that Loomis Sayles’ organizational resources were a benefit to the Fund and concluded it would continue to provide high quality service to the Fund and shareholders.

Performance. The Board considered the Fund’s performance, noting that the Fund was rated 4-stars by Morningstar. The Board noted that, relative to its category, the Fund’s performance was in the 12th percentile over the since inception period and was in the 32nd percentile over the prior one-year period. The Board further considered that the Fund’s performance was equal to its blended index over the prior one-year period and was slightly stronger than the blended index over the prior three-year period. The Board concluded that the performance of the Fund was satisfactory given the Adviser’s investment strategy.

Fees and Expenses. The Board considered the Sub-Adviser’s fee as set forth in the fee schedule included among the Meeting Materials, and the level of service provided to the Fund and TCA. The Board concluded, in light of all circumstances, that the fee charged by the Sub-Adviser and paid out of the advisory fee was not unreasonable.

Profitability. The Board reviewed Loomis Sayles’ profitability analysis in connection with its relationship with the Fund, considering its profitability in absolute dollars and as a percentage of revenue. The Board noted that the Sub-Adviser earned no profit from its relationship with the Adviser and concluded that the Sub-Adviser’s level of profitability from its relationship with the Fund was not excessive.

Economies of Scale. The Board considered whether the Sub-Adviser had achieved economies of scale with respect to the management of the Fund but agreed that economies of scale was primarily an Adviser-level issue which should consider the overall advisory agreement and the impact of the sub-advisory expense.

Conclusion. Having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Transwestern Institutional Short Duration Government Bond Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2023

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014-2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	PhD (Accounting), CPA; Professor and Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (2019 – present); Professor and Department of Accountancy Chair, Case Western Reserve University (2009-2019); President, American Accounting Association (AAA) commencing August 2022 (President- Elect 2022-2023, President 2023-2024; Past President 2024- 2025). AAA Vice President-Finance (2017-2020); President, Auditing Section of the AAA; Member, AICPA Auditing Standards Board (2009-2012); Academic Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006); Center for Audit Quality research grants (2014, 2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

12/31/23 – NLFT_v1

Transwestern Institutional Short Duration Government Bond Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2023

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President, Principal Executive Officer Since June 2017	Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012-2019); Treasurer of the Trust (2006-June 2017).	N/A	N/A
Timothy Burdick Born in 1986	Vice President Since November 2023	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since 2023); Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022-2023); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019-2022).	N/A	N/A
James Colantino Born in 1969	Treasurer, Principal Accounting Officer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Associate Director, Ultimus Fund Solutions (since 2022); Manager of Legal Administration, Ultimus Fund Solutions (2020-2022); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013-2018).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2023, the Trust was comprised of 64 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Fund does not hold itself out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-881-2380.

12/31/23 – NLFT_v1

PRIVACY NOTICE

Rev. April 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

Social Security number and wire transfer instructions

account transactions and transaction history

investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

open an account or deposit money

direct us to buy securities or direct us to sell your securities seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

affiliates from using your information to market to you.

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-881-2380 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR
TransWestern Capital Advisors, LLC
155 S. Madison St., Suite 237
Denver, CO 80209

SUB-ADVISOR
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, MA 02111

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

TransWestern-AR-23

(a)       Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b)       Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2023 – $17,100

2022 – $17,100

2021 – $17,100

(b)	Audit-Related Fees

2023 – None

2022 – None

2021 – None

(c)	Tax Fees

2023 - $3,000

2022 - $2,500

2021 - $2,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2023 – None

2022 – None

2021 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

                                      2023      2022       2021

Audit-Related Fees:        0.00%    0.00%     0.00%

Tax Fees:                      0.00%    0.00%    0.00%

All Other Fees:               0.00%    0.00%    0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2023 - $3,000

2022 - $2,500

2021 - $2,200

(h)	The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)               Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-Ended Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin Wolf

Kevin E. Wolf, Principal Executive Officer

Date 03/07/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer

Date 03/07/2024

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer

Date 03/07/2024